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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 23, 1996 relating to the consolidated financial statements of United Community Bancshares, Inc., as of and for the years ended December 31, 1995 and 1994, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                          /s/ McGLADREY & PULLEN, LLP
St. Paul, Minnesota                       McGLADREY & PULLEN, LLP
October 29, 1996